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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                        -------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      ----------------------------------


               Date of Report (Date of earliest event reported):
                                 JUNE 8, 2001


                                PLUG POWER INC.
                                ---------------
               (Exact name of registrant as specified in charter)


          DELAWARE                    00027527                   22-3672377
          --------                    --------                   ----------
(State or other jurisdiction     (Commission file number)       (IRS employer
   of incorporation)                                         identification no.)


                 968 ALBANY-SHAKER ROAD, LATHAM, NEW YORK 12110
                 ----------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 782-7700
                                                           --------------
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Item 5.  Other Events

Registration Statement on Form S-3

   On June 8, 2001, Plug Power Inc. filed a Registration Statement on Form S-3 (Registration Statement No. 333-62686) in which we, among other things, updated the risk factors disclosed in our Form 10-K filed with the SEC on March 30, 2001. Such risk factors as updated are set forth below. Investors should carefully consider the risk factors set forth below prior to investing in our common stock.

                                  RISK FACTORS

   You should carefully consider the risks described below before making an investment decision. If any of the following circumstances described in these risk factors were to occur, our business, financial condition or results of operations could be materially adversely affected. In that event, the trading price of our shares could decline, and you may lose all or a part of your investment.

   From time to time in our prospectus, press releases, web-site and in other publicly available documents, we may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. You can identify these statements by forward-looking words such as "may," "could," "should," "would," "intend," "will," "expect," "anticipate," "believe," "estimate," "continue" or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial condition, or state other forward-looking information. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including those factors described in the "Risk Factors" section below. Readers should not place undue reliance on our forward-looking statements. Before you invest in our common stock, you should be aware that the occurrence of the events described in the "Risk Factors" section below and elsewhere in our prospectus, press releases, web-site and other publicly available documents could harm our business, prospects, operating results and financial condition. We do not undertake or intend to update any forward-looking statements after the date of this Form 8-K.

WE MAY NEVER COMPLETE THE RESEARCH AND DEVELOPMENT OF COMMERCIALLY VIABLE STATIONARY FUEL CELL SYSTEMS.

   We are a development stage company. We do not know when or whether we will successfully complete research and development of commercially viable stationary fuel cell systems. We have produced and are currently demonstrating a number of test and evaluation systems. We must decrease the costs of our components and subsystems, improve their overall reliability and efficiency, and ensure their safety. Although we have sold a limited number of our initial products, we must complete substantial additional research and development on our systems before we will have a commercially viable product. Because development of our fuel cell systems proceeded more slowly than we anticipated, we have amended our distribution agreement with GE Fuel Cell Systems on two occasions to revise the performance specifications and prices and to extend the delivery schedule for the products covered by that agreement. In addition, while we are conducting tests to predict the overall life of our systems, we will not have run our systems over their projected useful life prior to commercialization. As a result, we cannot be sure that our systems will last as long as predicted, resulting in possible warranty claims and commercial failures.

WE HAVE ONLY BEEN IN BUSINESS FOR A SHORT TIME, AND YOUR BASIS FOR EVALUATING US IS LIMITED.

   We were formed in June 1997 to further the research and development of stationary fuel cell systems. We do not expect to deliver our initial product until the third quarter of 2001 and do not expect to be profitable for at least the next several years. Accordingly, there is only a limited basis upon which you can evaluate our business and prospects. As an investor in our common stock, you should consider the

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challenges, expenses and difficulties that we will face as a development stage company seeking to develop and manufacture a new product.

WE HAVE INCURRED LOSSES AND ANTICIPATE CONTINUED LOSSES FOR AT LEAST THE NEXT SEVERAL YEARS.

   As of March 31, 2001, we had an accumulated deficit of $154.2 million. We have not achieved profitability and expect to continue to incur net losses until we can produce sufficient revenue to cover our costs. We expect the cost to produce our initial products to be higher than their sales price. Furthermore, even if we achieve our objective of bringing our initial product to market on a limited basis in 2001, we anticipate that we will continue to incur losses until we can produce and sell our fuel cell systems on a large-scale and cost-effective basis. Even if we do achieve profitability, we may be unable to sustain or increase our profitability in the future.

A VIABLE MARKET FOR FUEL CELL SYSTEMS MAY NEVER DEVELOP OR MAY TAKE LONGER TO DEVELOP THAN WE ANTICIPATE.

   Fuel cell systems for residential, commercial and industrial applications represent an emerging market, and we do not know whether our targeted distributors and resellers will want to purchase them or whether end-users will want to use them. If a viable market fails to develop or develops more slowly than we anticipate, we may be unable to recover the losses we will have incurred to develop our product and may be unable to achieve profitability. The development of a viable market for our systems may be impacted by many factors which are out of our control, including:

     . the cost competitiveness of fuel cell systems, . the future costs of natural gas, propane and other fuels expected to be used by our systems,
     . consumer reluctance to try a new product, . consumer perceptions of our systems' safety, . regulatory requirements, and
     .  the emergence of newer, more competitive technologies and products.

WE HAVE NO EXPERIENCE MANUFACTURING FUEL CELL SYSTEMS ON A COMMERCIAL BASIS.

   To date, we have focused primarily on research and development and have no experience manufacturing fuel cell systems on a commercial basis. In 2000, we completed construction of our 50,000 square foot manufacturing facility, and we are continuing to develop our manufacturing capabilities and processes. We do not know whether or when we will be able to develop efficient, low-cost manufacturing capabilities and processes that will enable us to meet the quality, price, engineering, design and production standards or production volumes required to successfully market our fuel cell systems. Even if we are successful in developing our manufacturing capabilities and processes, we do not know whether we will do so in time to meet our product commercialization schedule or to satisfy the requirements of our distributors or customers.

WE ARE HEAVILY DEPENDENT ON OUR RELATIONSHIP WITH GE FUEL CELL SYSTEMS AND ITS COMMITMENT TO DEVELOP THE FUEL CELL MARKET.

   We believe that a substantial portion of our future revenue will be derived from sales of products to GE Fuel Cell Systems. Under the terms of our distribution agreement, GE Fuel Cell Systems has worldwide rights to market, distribute, install and service our PEM fuel cell systems designed for residential and small

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commercial applications under 35 kW other than in the states of Illinois,
Indiana, Michigan and Ohio. Under our distribution agreement, we will serve as GE Fuel Cell Systems' exclusive supplier of the PEM fuel cell systems and related components meeting the specifications set forth in the distribution agreement.

   We have not fully developed and produced the product that we have agreed to sell to GE Fuel Cell Systems. Our initial product does not meet the specifications required by our agreement with GE Fuel Cell Systems. Economic and technical difficulties may prevent us from completing development of products meeting these specifications and delivering them on schedule to GE Fuel Cell Systems.

   In addition, our ability to successfully sell our systems is heavily dependent upon GE Fuel Cell Systems' sales, distribution and service capabilities. Although we own a minority interest in GE Fuel Cell Systems, we cannot control the operations or business decisions of GE Fuel Cell Systems. Any change in our relationship with GE Fuel Cell Systems, whether as a result of market, economic or competitive pressures, including an inability to satisfy our contractual obligations to GE Fuel Cell Systems or any decision by General Electric to alter its commitment to GE Fuel Cell Systems or our fuel cell technology in favor of other fuel cell technologies, to develop fuel cell systems targeted at different markets than ours or to focus on different energy product solutions could harm our reputation and potential earnings by depriving us of the benefits of GE Fuel Cell Systems' sales and distribution network and service capabilities.

   The distribution agreement expires in 2009, although GE Fuel Cell Systems has the option to extend the agreement through 2014. GE Fuel Cell Systems may terminate the agreement earlier if, among other reasons, we fail to deliver systems that meet specifications, cost requirements or regulatory requirements, fail to obtain all necessary approvals and certifications for our systems, fail to produce competitive commercial fuel cell systems or fail to use best efforts to deliver systems on schedule.

   Our distribution agreement with GE Fuel Cell Systems has been amended twice. In July 2000, we and GE Fuel Cell Systems revised the performance specifications, prices and delivery schedule for the fuel cell systems to be sold to GE Fuel Cell Systems because we had not been able to produce systems as originally specified under the distribution agreement. In March 2001, we and GE Fuel Cell Systems again extended the delivery schedule for fuel cell systems covered by the agreement because we were not able to meet the delivery schedule requirements. The first of the milestones under our most recent amendment must be met in July 2001. However, we do not expect to meet the amended deadlines. We are engaged in active negotiations with GE Fuel Cell Systems regarding further amendments to the agreement to address this issue, although we cannot assure you that we will ultimately be able to effect any such amendment. If we are unable to reach an agreement with GE Fuel Cell Systems regarding any such amendment, our current distribution agreement could be subject to termination by GE Fuel Cell Systems, as described above. Any such termination would likely materially harm our ability to successfully develop and commercialize our fuel cell systems.

WE HAVE NOT MET IN THE PAST AND MAY NOT MEET IN THE FUTURE PRODUCT DEVELOPMENT AND COMMERCIALIZATION MILESTONES.

   We have established both internally and in our distribution agreement with GE Fuel Cell Systems product development and commercialization milestones and dates for achieving development goals related to technology and design improvements. We use these milestones to assess our progress toward developing commercially viable fuel cell systems. For example, 2000 was a milestone year for delivering to GE Fuel Cell Systems 485 units meeting pre-commercial specifications set forth in our agreement with them on a take-or-pay basis for a total of $10.3 million in revenue. During the second quarter of 2000, we determined that the specifications of the then current pre-commercial units did not conform to the specifications originally agreed upon with GE Fuel Cell Systems and that we would not meet that milestone. Additionally, we set internal milestones of building 500 developmental and pre-commercial units in 2000, having commercial units available in 2001 and achieving profitability by 2003. During 2000, we produced a total of only 113 systems, delayed availability of our initial product and announced that we would not be profitable for at least the next several years. In addition, we have best efforts obligations to GE Fuel Cell Systems in 2001 and 2002 with respect to the production of pre-commercial and commercial systems that meet the specifications set forth in our agreement with them. We do not expect to meet these milestones.

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As discussed above, such a failure could give GE Fuel Cell Systems the right to terminate our distribution agreement with them. This would result in material harm to our financial condition, results of operations and prospects.

   Delays or any other missed milestones will likely have a material impact on our commercialization schedule. If we do experience delays in meeting our development goals or if our systems exhibit technical defects or are unable to meet cost or performance goals, including power output, useful life and reliability, our commercialization schedule will be delayed. In this event, potential purchasers of our initial commercial systems may choose alternative technologies and any delays could allow potential competitors to gain market advantages. We cannot assure you that we will successfully achieve our milestones in the future.

WE DEPEND ON THIRD PARTIES FOR PRODUCT DEVELOPMENT, MANUFACTURING AND THE DEVELOPMENT AND SUPPLY OF KEY COMPONENTS FOR OUR PRODUCTS.

   While we have recently entered into relationships with suppliers of key components, we do not know when or whether we will secure supply relationships for all required components and subsystems for our fuel cell systems, or whether such relationships will be on terms that will allow us to achieve our objectives. Our business, prospects, results of operations or financial condition could be harmed if we fail to secure relationships with entities which can develop or supply the required components for our systems. Additionally, the agreements governing our current relationships allow for termination by our supply partners under a number of circumstances.

   We will rely on our partners to develop and provide components for our fuel cell systems. A supplier's failure to develop and supply components in a timely manner, or to develop or supply components that meet our quality, quantity or cost requirements, or our inability to obtain substitute sources of these components on a timely basis or on terms acceptable to us, could harm our ability to manufacture our fuel cell systems. In addition, to the extent that our supply partners use technology or manufacturing processes that are proprietary, we may be unable to obtain comparable components from alternative sources.

   In addition, platinum is a key material in our PEM fuel cells. Platinum is a scarce natural resource and we are dependent upon a sufficient supply of this commodity. While we do not anticipate significant near or long term shortages in the supply of platinum, such shortages could adversely affect our ability to produce commercially viable fuel cell systems or significantly raise our cost of producing our fuel cell systems.

WE FACE INTENSE COMPETITION AND MAY BE UNABLE TO COMPETE SUCCESSFULLY.

   The markets for electric power generators are intensely competitive. There are a number of companies located in the United States, Canada and abroad that are developing PEM and other fuel cell technologies, such as phosphoric acid fuel cells, molten carbonate fuel cells, solid oxide fuel cells and alkaline fuel cells. Some of our competitors are much larger than we are and may have the manufacturing, marketing and sales capabilities to complete research, development and commercialization of a commercially viable fuel cell system more quickly and effectively than we can.

   There are many companies engaged in all areas of traditional and alternative electric power generation in the United States, Canada and abroad, including, among others, major electric, oil, chemical, natural gas and specialized electronics firms, as well as universities, research institutions and foreign government-sponsored companies. These firms are engaged in forms of power generation such as solar and wind power, reciprocating engines and microturbines, as well as grid-supplied electric power. Many of these entities have substantially greater financial, research and development, manufacturing and marketing resources than we do.

                                       5
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CHANGES IN GOVERNMENT REGULATIONS AND ELECTRIC UTILITY INDUSTRY RESTRUCTURING
MAY AFFECT DEMAND FOR OUR FUEL CELL SYSTEMS.

   The market for electric power generation products is heavily influenced by federal and state governmental regulations and policies concerning the electric utility industry. The loosening of current regulatory policies could deter further investment in the research and development of alternative energy sources, including fuel cells, and could result in a significant reduction in the demand for our products. We cannot predict how the deregulation and restructuring of the industry will affect the market for stationary fuel cell systems.

OUR BUSINESS MAY BECOME SUBJECT TO FUTURE GOVERNMENT REGULATION WHICH MAY IMPACT OUR ABILITY TO MARKET OUR PRODUCTS.

   We do not believe that our products will be subject to existing federal and state regulations governing traditional electric utilities and other regulated entities. We believe that our products and their installation will be subject to oversight and regulation at the local level in accordance with state and local ordinances relating to, among others, building codes, public safety and electrical and gas pipeline connections. Such regulation may depend, in part, upon whether a fuel cell system is placed outside or inside a home. At this time, we do not know what requirements, if any, each jurisdiction will impose upon our products or their installation. We also do not know the extent to which any new regulations may impact our ability to distribute, install and service our products. In the future, federal, state or local government entities or competitors may seek to impose regulations. Any new government regulation of our products, whether at the federal, state or local level, including any regulations relating to installation and servicing of our products, may increase our costs and the price of our systems.

UTILITY COMPANIES COULD PLACE BARRIERS ON OUR ENTRY INTO THE RESIDENTIAL MARKETPLACE.

   Utility companies commonly charge fees to industrial customers for disconnecting from the grid, for using less electricity or for having the capacity to use power from the grid for back-up purposes. Though these fees are not currently charged to residential users, it is possible that utility companies could in the future charge similar fees to residential customers. The imposition of such fees could increase the cost to residential customers of using our systems and could make our residential systems less desirable, thereby harming our revenue and profitability.

   Several states, including Texas, New York and California, have created and adopted or are in the process of creating or adopting their own interconnection regulations covering both technical and financial requirements for interconnection to utility grids. Depending on the complexities of the requirements, installation of our systems may become burdened with additional costs and have a negative impact on our ability to sell systems. There is also a burden in having to track the requirements of individual states and design equipment necessary to comply with the varying standards. Further, no universal standard has been adopted covering the connection of distributed generation devices to utility grids.

ALTERNATIVES TO OUR TECHNOLOGY COULD RENDER OUR SYSTEMS OBSOLETE PRIOR TO COMMERCIALIZATION.

   Our systems are one of a number of alternative energy products being developed today as supplements to the electric power grid that have potential residential, commercial and industrial applications, including microturbines, solar power, wind power and other types of fuel cell technologies. Improvements are also being made to the existing electric transmission system. Technological advances in alternative energy products, improvements in the electric power grid or other fuel cell technologies may render our systems obsolete.

THE HYDROCARBON FUELS AND OTHER RAW MATERIALS ON WHICH OUR SYSTEMS RELY MAY NOT BE READILY AVAILABLE OR AVAILABLE ON A COST-EFFECTIVE BASIS.

   The ability of our systems to produce electric power depends largely on the availability of natural gas and propane. If these fuels are not readily available, or if their prices are such that electric power produced by our systems costs more than electric power provided through the grid, our systems would be less attractive to potential users.

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OUR FUEL CELL SYSTEMS USE FLAMMABLE FUELS WHICH ARE INHERENTLY DANGEROUS
SUBSTANCES.

   Our fuel cell systems use natural gas in a catalytic reaction which produces less heat than a typical gas furnace. While our fuel cell systems do not use this fuel in a combustion process, natural gas is a flammable fuel that could leak in a home or office and combust if ignited by another source. These dangers are present in any appliance that uses natural gas, such as a gas furnace, stove or dryer. Any accidents involving our products or other products using similar flammable fuels could materially suppress demand for, or heighten regulatory scrutiny of, our products. Any liability for damages resulting from malfunctions or design defects could be substantial and could materially adversely affect our business and results of operations. In addition, a well-publicized actual or perceived problem could adversely affect the market's perception of our products resulting in a decline in demand for our products and could divert the attention of our management, which may materially adversely affect our financial condition and results of operations.

WE MUST LOWER THE COST OF OUR FUEL CELL SYSTEMS AND DEMONSTRATE THEIR
RELIABILITY.

   The fuel cell systems we develop currently cost significantly more than the cost of many established competing technologies. If we are unable to produce fuel cell systems that are competitive with competing technologies in terms of price, reliability and longevity, consumers will be unlikely to buy products containing our fuel cell systems. The price of fuel cell systems depends largely on material and manufacturing costs. We cannot guarantee that we will be able to lower these costs to the level where we will be able to produce a competitive product or that any product produced using lower cost materials and manufacturing processes will not suffer from a reduction in performance, reliability and longevity.

FAILURE OF OUR FIELD TESTS COULD NEGATIVELY IMPACT DEMAND FOR OUR PRODUCTS.

   We are currently field testing a number of our systems and we plan to conduct additional field tests in the future. We may encounter problems and delays during these field tests for a number of reasons, including the failure of our technology or the technology of third parties, as well as our failure to maintain and service our systems properly. Many of these potential problems and delays are beyond our control. Any problem or perceived problem with our field tests could materially harm our reputation and impair market acceptance of, and demand for, our products.

WE MAY BE UNABLE TO RAISE ADDITIONAL CAPITAL TO COMPLETE OUR PRODUCT DEVELOPMENT AND COMMERCIALIZATION PLANS.

   Our cash requirements depend on numerous factors, including completion of our product development activities, ability to commercialize our fuel cell systems and market acceptance of our systems. We expect to devote substantial capital resources to continue development programs, establish a manufacturing infrastructure and develop manufacturing processes. We believe that we will need to raise additional funds after this offering to achieve commercialization of our products. However, we do not know whether we will be able to secure additional funding, or funding on acceptable terms, to pursue our commercialization plans. If additional funds are raised through the issuance of equity securities, the percentage ownership of our then current stockholders will be reduced. If adequate funds are not available to satisfy either short- or long-term capital requirements, we may be required to limit operations in a manner inconsistent with our development and commercialization plans, which could affect operations in future periods.

WE WILL NEED TO ESTABLISH ADDITIONAL STRATEGIC RELATIONSHIPS TO COMPLETE OUR PRODUCT DEVELOPMENT AND COMMERCIALIZATION PLANS.

   We believe that we will need to enter into additional strategic relationships in order to complete our current product development and commercialization plans on schedule. In particular, we are attempting to identify a partner to assist us in developing commercially viable fuel cell systems that produce in the range of 25 to 100 kW of electric power. If we are unable to identify or enter into a satisfactory agreement with

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potential partners, we may not be able to complete our product development and commercialization plans on schedule or at all. We may also need to scale back these plans in the absence of a partner, which would adversely affect our future prospects. In addition, any arrangement with a strategic partner may require us to issue a material amount of equity securities to the partner or commit significant financial resources to fund our product development efforts in exchange for their assistance or the contribution to us of intellectual property. Any such issuance of equity securities would reduce the percentage ownership of our then current stockholders.

FUTURE ACQUISITIONS MAY DISRUPT OUR BUSINESS AND DISTRACT OUR MANAGEMENT.

   We may engage in acquisitions. We may not be able to identify suitable acquisition candidates. If we do identify suitable candidates, we may not be able to acquire them on commercially acceptable terms or at all. If we acquire another company, we may not be able to successfully integrate the acquired business into our existing business in a timely and non-disruptive manner. We may have to devote a significant amount of time and management and financial resources to do so. Even with this investment of management and financial resources, an acquisition may not produce the desired revenues, earnings or business synergies. If we fail to integrate the acquired business effectively or if key employees of that business leave, the anticipated benefits of the acquisition would be jeopardized. The time, capital and management and other resources spent on an acquisition that fails to meet our expectations could cause our business and financial condition to be materially and adversely affected. In addition, from an accounting perspective, acquisitions can involve non-recurring charges and amortization of significant amounts of goodwill that could adversely affect our results of operations.

WE MAY HAVE DIFFICULTY MANAGING CHANGE IN OUR OPERATIONS.

   We are undergoing rapid change in the scope and breadth of our operations as we advance the development of our products. Such rapid change is likely to place a significant strain on our senior management team and other resources. We will be required to make significant investments in our engineering, logistics, financial and management information systems and to motivate and effectively manage our employees. Our business, prospects, results of operations or financial condition could be harmed if we encounter difficulties in effectively managing the budgeting, forecasting and other process control issues presented by such a rapid change.

WE FACE RISKS ASSOCIATED WITH OUR PLANS TO MARKET, DISTRIBUTE AND SERVICE OUR PRODUCTS INTERNATIONALLY.

   We intend to market, distribute and service our under 35 kW residential and small commercial PEM fuel cell systems internationally through GE Fuel Cell Systems. We have limited experience developing, and no experience manufacturing our products to comply with the commercial and legal requirements of international markets. Our success in international markets will depend, in part, on GE Fuel Cell Systems' ability to secure relationships with foreign sub-distributors and our ability to manufacture products that meet foreign regulatory and commercial requirements. Additionally, our planned international operations are subject to other inherent risks, including potential difficulties in enforcing contractual obligations and intellectual property rights in foreign countries and fluctuations in currency exchange rates.

WE MAY NOT BE ABLE TO PROTECT IMPORTANT INTELLECTUAL PROPERTY.

   PEM fuel cell technology was first developed in the 1950s, and we do not believe that we can achieve a significant proprietary position in the basic technologies used in fuel cell systems. Similarly, fuel processing technology has been practiced on a large scale in the petrochemical industry for decades. However, our ability to compete effectively against other fuel cell companies will depend, in part, on our ability to protect our proprietary technology, systems designs and manufacturing processes. We do not know whether any of our pending patent applications will issue or, in the case of patents issued or to be issued, that the claims allowed are or will be sufficiently broad to protect our technology or processes. Even if all of our patent applications are issued and are sufficiently broad, they may be challenged or invalidated. We

                                       8
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could incur substantial costs in prosecuting or defending patent infringement suits. While we have attempted to safeguard and maintain our proprietary rights, we do not know whether we have been or will be completely successful in doing so. Moreover, patent applications filed in foreign countries may be subject to laws, rules and procedures that are substantially different from those of the United States, and any resulting foreign patents may be difficult and expensive to enforce.

   Further, our competitors may independently develop or patent technologies or processes that are substantially equivalent or superior to ours. If we are found to be infringing third party patents, we could be required to pay substantial damages, and we do not know whether we will be able to obtain licenses to use such patents on acceptable terms, if at all. Failure to obtain needed licenses could delay or prevent the development, manufacture or sale of our fuel cell systems, and could necessitate the expenditure of significant resources to develop or acquire non-infringing intellectual property.

   We rely, in part, on contractual provisions to protect our trade secrets and proprietary knowledge. These agreements may be breached, and we may not have adequate remedies for any breach. Our trade secrets may also be known without breach of such agreements or may be independently developed by competitors. Our inability to maintain the proprietary nature of our technology and processes could allow our competitors to limit or eliminate any competitive advantages we may have and prevent us from being the first company to commercialize residential fuel cell systems.

OUR GOVERNMENT CONTRACTS COULD RESTRICT OUR ABILITY TO EFFECTIVELY COMMERCIALIZE OUR TECHNOLOGY.

   Some of our technology has been developed under government funding by the United States and by other countries. In some cases, government agencies in the United States can require us to obtain or produce components for our systems from sources located in the United States rather than foreign countries. Our contracts with government agencies are also subject to the risk of termination at the convenience of the contracting agency, potential disclosure of our confidential information to third parties and the exercise of ``march-in'' rights by the government. March-in rights refer to the right of the United States government or government agency to exercise its non-exclusive, royalty-free, irrevocable worldwide license to any technology developed under contracts funded by the government if the contractor fails to continue to develop the technology. The implementation of restrictions on our sourcing of components or the exercise of march-in rights could harm our business, prospects, results of operations or financial condition. In addition, under the Freedom of Information Act, any documents that we have submitted to the government or to a contractor under a government funding arrangement is subject to public disclosure that could compromise our intellectual property rights unless such documents are exempted as trade secrets or as confidential information and treated accordingly by such government agencies.

OUR FUTURE PLANS COULD BE HARMED IF WE ARE UNABLE TO ATTRACT OR RETAIN KEY PERSONNEL.

   We have attracted a highly skilled management team and specialized workforce, including scientists, engineers, researchers, manufacturing and marketing professionals. Our future success will depend, in part, on our ability to attract and retain qualified management and technical personnel. We do not know whether we will be successful in hiring or retaining qualified personnel. Our inability to hire qualified personnel on a timely basis, or the departure of key employees, could materially and adversely affect our development and commercialization plans and, therefore, our business, prospects, results of operations and financial condition.

GE MICROGEN AND DTE ENERGY COMPANY HAVE REPRESENTATIVES ON OUR BOARD OF
DIRECTORS.

   Under our agreement with GE Microgen we are required to use our best efforts to cause one individual nominated by GE Power Systems, an operating business of General Electric Company, to be elected to our Board of Directors for as long as our distribution agreement with GE Fuel Cell Systems remains in effect. Currently, John G. Rice serves as the GE Power Systems nominee to our Board. In addition, two employees of DTE Energy Company, Anthony F. Earley, Jr. and Larry
G. Garberding, currently

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serve on our Board of Directors. Both GE Fuel Cell Systems and DTE Energy
Company have entered into distribution agreements with us.

WE ARE SUBJECT TO A SECURITIES CLASS ACTION LITIGATION.

   In September 2000, a shareholder class action complaint was filed in the federal district court for the Eastern District of New York alleging that we and various of our officers and directors violated certain federal securities laws by failing to disclose certain information concerning our products and future prospects. The action was brought on behalf of a class of purchasers of our stock who purchased the stock between February 14, 2000 and August 2, 2000. Subsequently, fourteen additional complaints with similar allegations and class periods were filed. By order dated October 30, 2000, the court consolidated the complaints into one action, entitled Plug Power Inc. Securities Litigation, CV-00-5553(ERK)(RML). By order dated January 25, 2001, the Court appointed lead plaintiffs and lead plaintiffs' counsel. Subsequently, the plaintiffs served a consolidated amended complaint. The consolidated amended complaint extends the class period to begin on October 29, 1999 and alleges claims under the Securities Act of 1933 and the Exchange Act of 1934, and Rule 10b-5 promulgated under the Exchange Act of 1934. Plaintiffs allege that the defendants made misleading statements and omissions regarding the state of development of our technology in a registration statement issued in connection with our initial public offering and in subsequent press releases. We served our motion to dismiss the claims in May 2001. We believe that the allegations in the consolidated amended complaint are without merit and intend to vigorously defend against the claims. We do not believe that the outcome of these actions will have a material adverse effect upon our financial position, results of operations or liquidity. However, litigation is inherently uncertain and there can be no assurances as to the ultimate outcome or effect of these actions. If the plaintiffs were to prevail, such an outcome would have a material adverse effect on our financial condition, results of operations and liquidity.

OUR STOCK PRICE HAS BEEN AND COULD REMAIN VOLATILE.

   The market price of our common stock has historically experienced and may continue to experience significant volatility. Since our initial public offering in October 1999, the market price of our common stock has fluctuated from a high of $149.75 per share in the first quarter of 2000, to a low of $9.44 per share in the fourth quarter of 2000. Our progress in developing and commercializing our products, our quarterly operating results, changes in general conditions in the economy or the financial markets and other developments affecting us or our competitors could cause the market price of our common stock to fluctuate substantially. In addition, in recent years, the stock market has experienced significant price and volume fluctuations. This volatility has affected the market prices of securities issued by many companies for reasons unrelated to their operating performance and may adversely affect the price of our common stock. In addition, we may be the subject of additional securities class action litigation as a result of volatility in the price of our stock, which could result in substantial costs and diversion of management's attention and resources and could harm our stock price, business, prospects, results of operations and financial condition.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                              PLUG POWER INC.


Dated: June 14, 2001          By: /s/ W. Mark Schmitz
                                  -------------------------------------
                                  W. Mark Schmitz
                                  Chief Financial Officer



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